UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2009

XTREME GREEN PRODUCTS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52502	26-2373311
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

5475 Wynn Road, Suite 100
Las Vegas, Nevada 89118
(Address of principal executive offices) (zip code)

(702) 233-4804
(Registrant's telephone number, including area code)

2120 Jadeleaf Ct.,
Las Vegas, Nevada   89134
(Former name or address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (212) 709-8210
Fax: (212) 943-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 11, 2009, Xtreme Green Products Inc. (the “Company”) dismissed its auditors, Stark Winter Schenkein & Co., LLP (the "Former Accountant").  Effective December 11, 2009, the Company engaged Kingery and Crouse PA (the "New Accountant"), as its independent certified public accountant.  The Company's decision to dismiss the Former Accountant and retain the New Accountant was approved by its Board of Directors on December 11, 2009.

The Former Accountant’s report on the financial statements for the period from May 21, 2007 (inception) to December 31, 2007, were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles for the period from May 21, 2007 (inception) to December 31, 2007, except that the Former Accountant’s report on the financial statements as of December 31, 2007 and for the period from May 21, 2007 to December 31, 2007 contained explanatory language that substantial doubt existed about the Company’s ability to continue as a going concern due to the Company’s net loss and its working capital deficiency at December 31, 2007.

From the date the Company retained the Former Accountant on January 4, 2008 through the date of dismissal, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.

From the date the Company retained the Former Accountant on January 4, 2008 through the date of dismissal, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

The Company did not consult with the New Accountant regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

Not applicable.

 (b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description
16.1	Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xtreme Green Products Inc.

December 16, 2009	By:	/s/ Neil Roth
Neil Roth
Chief Financial Officer